EXHIBIT 99.1

                   Computational Materials prepared by Bear.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


                                                             FASTrader
                                                         RAST-03A15 A1 (Y1)                                            12/23/2003
 Bear Stearns & Co., Inc                                                                                                     9:02
 dcalamari                                                                                                            Page 1 of 1


---------------------------------------------------  ----------------------------------------------------------------------------
           DOUG-03A15 A1 (Y1)                                   Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                                                                                 Yield Curve: USD Swap
---------------------------------------------------  ----------------------------------------------------------------------------
                                                                                                Results
                                                           ----------------------------------------------------------------------
Dated Date:      12/1/03       Pricing                           Prepay                    0% CPR     DOUG-03A15/v50  ACPR
Trade Date:      1/1/01       WAC:   00                    ----------------------------------------------------------------------
Settle Date:     12/29/03     WAM:   00
Date of 1st CF:  1/25/04      Type:                                        Yield             4.33                       4.41
Pmts Per Year:            ---------------                  Price  99:10    Mod. Duration    10.04                       3.27
Manager:                     Collateral                    ----------------------------------------------------------------------
Face:            00       ---------------                                  Yield             4.32                       4.37
Speed Assumpt.:        Cumulative Prepayment               Price  99:14    Mod. Duration    10.05                       3.27
--------------------                                       ----------------------------------------------------------------------
 Monthly Prepayment                                                        Yield             4.30                       4.33
  Date PSA  CPR                                            Price  99:18    Mod. Duration    10.06                       3.28
----------------------------------------------------       ----------------------------------------------------------------------
                  Deal Comments                                            Yield             4.29                       4.30
----------------------------------------------------       Price  99:22    Mod. Duration    10.06                       3.28
                 Tranche Details                           ----------------------------------------------------------------------
                                                                           Yield             4.28                       4.26
Des:      A1             P-Docs       A1                   Price  99:26    Mod. Duration    10.07                       3.28
Cusip:                   Description  SENIOR               ----------------------------------------------------------------------
Orig.Bal: 74,938,667.00  Current Bal: 74,938,667.00                        Yield             4.27                       4.22
Factor:   1.00           As of:       1/1/01               Price  99:30    Mod. Duration    10.07                       3.29
Coupon:   4.25           Cpn. Multi.:                      ----------------------------------------------------------------------
Cap:                     Floor:                                            Yield             4.25                       4.18
Last                                                       Price 100:2     Mod. Duration    10.08                       3.29
Reset:    1/1/01         Next Reset:  1/1/01               ----------------------------------------------------------------------
Delay
Days:     24             Stated Mat:
Current                                                                         ------------------------------------------
Pac:                     Original Pac:                                          Vector Name             Vector Description
S&P:                     Fitch                                                  ------------------------------------------
Moody:                   Duff:                                                  DOUG-03A15/V100         **SEE ATTACHED**
-----------------------------------------------------                           DOUG-03A15/V150         **SEE ATTACHED**
                  Coupon Formulas                                               DOUG-03A15/V200         **SEE ATTACHED**
                      Formula                                                   DOUG-03A15/V50          **SEE ATTACHED**
-----------------------------------------------------
                                                                            ---------------------------------------------------
                                                                             Security          % of Orig. Bal     Face Value
                                                                            ---------------------------------------------------
                                                                             DOUG-03A15 A1(Y1)     100.00        74,938,667.00

USD
Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
      1.14  1.17  1.23  1.46  2.20  2.79  3.25  3.62  3.90  4.11
----------------------------------------------------------------
USD
Swap   8yr   9yr  10yr  11yr  12yr   13yr  14yr  15yr  20yr 30yr.
      4.29  4.44  4.57  4.68  4.79   4.87  4.95  5.03  5.23 5.30




------------------------------------------------------------------------------------------------------------------
      Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                       Yield Curve: USD Swap
------------------------------------------------------------------------------------------------------------------
                                      Results
 ------------------------------------------------------------------------------------------------------------------
       Prepay                   DOUG-03A15/v100  ACPR       DOUG-03A15/v150  ACPR       DOUG-03A15/v200  ACPR
 ------------------------------------------------------------------------------------------------------------------

                 Yield                            4.41                        4.44                        4.49
 Price  99:10    Mod. Duration                    3.26                        2.61                        2.00
 ------------------------------------------------------------------------------------------------------------------
                 Yield                            4.37                        4.39                        4.43
 Price  99:14    Mod. Duration                    3.27                        2.61                        2.00
 ------------------------------------------------------------------------------------------------------------------
                 Yield                            4.33                        4.35                        4.36
 Price  99:18    Mod. Duration                    3.27                        2.61                        2.00
 ------------------------------------------------------------------------------------------------------------------
                 Yield                            4.30                        4.30                        4.30
 Price  99:22    Mod. Duration                    3.27                        2.61                        2.00
 ------------------------------------------------------------------------------------------------------------------
                 Yield                            4.26                        4.25                        4.24
 Price  99:26    Mod. Duration                    3.27                        2.62                        2.00
 ------------------------------------------------------------------------------------------------------------------
                 Yield                            4.22                        4.20                        4.18
 Price  99:30    Mod. Duration                    3.28                        2.62                        2.01
 ------------------------------------------------------------------------------------------------------------------
                 Yield                            4.18                        4.16                        4.12
 Price 100:2     Mod. Duration                    3.28                        2.62                        2.01
 ------------------------------------------------------------------------------------------------------------------

                                         ***Vectors have been used in one or more scenarios.***
                                  ***Please see attached document for detailed scenario assumptions used***


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.




                                                             FASTrader
                                                         RAST-03A15 A4 (TA)                                            12/23/2003
 Bear Stearns & Co., Inc                                                                                                     9:05
 dcalamari                                                                                                            Page 1 of 1


---------------------------------------------------  ----------------------------------------------------------------------------
           DOUG-03A15 A4 (TA)                                   Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                                                                                 Yield Curve: USD Swap
---------------------------------------------------  ----------------------------------------------------------------------------
                                                                                                Results
                                                           ----------------------------------------------------------------------
Dated Date:      12/1/03       Pricing                           Prepay                    0% CPR     DOUG-03A15/v50  ACPR
Trade Date:      1/1/01       WAC:   00                    ----------------------------------------------------------------------
Settle Date:     12/29/03     WAM:   00
Date of 1st CF:  1/25/04      Type:                                        Yield             5.63                       5.68
Pmts Per Year:            ---------------                  Price  98:25    Mod. Duration    13.39                       7.26
Manager:                     Collateral                    ----------------------------------------------------------------------
Face:            00       ---------------                                  Yield             5.62                       5.66
Speed Assumpt.:        Cumulative Prepayment               Price  98:29    Mod. Duration    13.40                       7.27
--------------------                                       ----------------------------------------------------------------------
 Monthly Prepayment                                                        Yield             5.61                       5.65
  Date PSA  CPR                                            Price  99:1     Mod. Duration    13.41                       7.27
----------------------------------------------------       ----------------------------------------------------------------------
                  Deal Comments                                            Yield             5.60                       5.63
----------------------------------------------------       Price  99:5     Mod. Duration    13.41                       7.28
                 Tranche Details                           ----------------------------------------------------------------------
                                                                           Yield             5.59                       5.61
Des:      A4           P-Docs         A4                   Price  99:9     Mod. Duration    13.42                       7.28
Cusip:                   Description  SENIOR               ----------------------------------------------------------------------
Orig.Bal: 44,738,000.00  Current Bal: 44,738,000.00                        Yield             5.58                       5.59
Factor:   1.00           As of:       1/1/01               Price  99:13    Mod. Duration    13.43                       7.28
Coupon:   5.50           Cpn. Multi.:                      ----------------------------------------------------------------------
Cap:                     Floor:                                            Yield             5.57                       5.58
Last                                                       Price  99:17    Mod. Duration    13.44                       7.29
Reset:    1/1/01         Next Reset:  1/1/01               ----------------------------------------------------------------------
Delay
Days:     24             Stated Mat:
Current                                                                         ------------------------------------------
Pac:                     Original Pac:                                          Vector Name             Vector Description
S&P:                     Fitch                                                  ------------------------------------------
Moody:                   Duff:                                                  DOUG-03A15/V100         **SEE ATTACHED**
-----------------------------------------------------                           DOUG-03A15/V150         **SEE ATTACHED**
                  Coupon Formulas                                               DOUG-03A15/V200         **SEE ATTACHED**
                      Formula                                                   DOUG-03A15/V50          **SEE ATTACHED**
-----------------------------------------------------
                                                                            ---------------------------------------------------
                                                                             Security          % of Orig. Bal     Face Value
                                                                            ---------------------------------------------------
                                                                             DOUG-03A15 A4(TA)      100.00        44,738,000.00

USD
Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
      1.14  1.17  1.23  1.46  2.20  2.80  3.26  3.63  3.90  4.11
----------------------------------------------------------------
USD
Swap   8yr   9yr  10yr  11yr  12yr   13yr  14yr  15yr  20yr 30yr
      4.30  4.45  4.58  4.69  4.80   4.87  4.95  5.03  5.23 5.30




------------------------------------------------------------------------------------------------------------------
      Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                       Yield Curve: USD Swap
---------------------------------------------------------------------------------------------------------------
                                      Results
 --------------------------------------------------------------------------------------------------------------
       Prepay                   DOUG-03A15/v100  ACPR       DOUG-03A15/v150  ACPR       DOUG-03A15/v200  ACPR
 --------------------------------------------------------------------------------------------------------------

                 Yield                            6.18                        6.51                       6.93
  Price  98:25   Mod. Duration                    1.38                         .90                        .62
 --------------------------------------------------------------------------------------------------------------
                 Yield                            6.09                        6.37                       6.73
  Price  98:29   Mod. Duration                    1.38                         .90                        .62
 --------------------------------------------------------------------------------------------------------------
                 Yield                            6.00                        6.23                       6.53
  Price  99:1    Mod. Duration                    1.38                         .90                        .62
 --------------------------------------------------------------------------------------------------------------
                 Yield                            5.91                        6.09                       6.33
  Price  99:5    Mod. Duration                    1.38                         .90                        .62
 --------------------------------------------------------------------------------------------------------------
                 Yield                            5.82                        5.95                       6.13
  Price  99:9    Mod. Duration                    1.38                         .90                        .62
 --------------------------------------------------------------------------------------------------------------
                 Yield                            5.73                        5.81                       5.93
  Price  99:13   Mod. Duration                    1.38                         .90                        .63
 --------------------------------------------------------------------------------------------------------------
                 Yield                            5.64                        5.68                       5.73
  Price  99:17   Mod. Duration                    1.38                         .90                        .63
 --------------------------------------------------------------------------------------------------------------

                                         ***Vectors have been used in one or more scenarios.***
                                  ***Please see attached document for detailed scenario assumptions used***


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.




                                                             FASTrader
                                                         RAST-03A15 A5 (TB)                                            12/23/2003
 Bear Stearns & Co., Inc                                                                                                     9:06
 dcalamari                                                                                                            Page 1 of 1


---------------------------------------------------  ----------------------------------------------------------------------------
           DOUG-03A15 A5 (TB)                                   Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                                                                                 Yield Curve: USD Swap
---------------------------------------------------  -------------------------------------------------------------------------
                                                                                                Results
                                                           -------------------------------------------------------------------
Dated Date:      12/1/03       Pricing                           Prepay                    0% CPR    DOUG-03A15/v50  ACPR
Trade Date:      1/1/01       WAC:   00                    -------------------------------------------------------------------
Settle Date:     12/29/03     WAM:   00
Date of 1st CF:  1/25/04      Type:                                        Yield             5.86                    5.93
Pmts Per Year:            ---------------                  Price  95:17+   Mod. Duration    13.73                   11.35
Manager:                     Collateral                    -------------------------------------------------------------------
Face:            00       ---------------                                  Yield             5.85                    5.92
Speed Assumpt.:        Cumulative Prepayment               Price  95:21+   Mod. Duration    13.74                   11.35
--------------------                                       -------------------------------------------------------------------
 Monthly Prepayment                                                        Yield             5.84                    5.90
  Date PSA  CPR                                            Price  95:25+   Mod. Duration    13.75                   11.36
----------------------------------------------------       -------------------------------------------------------------------
                  Deal Comments                                            Yield             5.84                    5.89
----------------------------------------------------       Price  95:29+   Mod. Duration    13.76                   11.37
                 Tranche Details                           -------------------------------------------------------------------
                                                                           Yield             5.83                    5.88
Des:      A5             P-Docs       A5                   Price  96:1+    Mod. Duration    13.77                   11.37
Cusip:                   Description  SENIOR               -------------------------------------------------------------------
Orig.Bal: 14,778,000.00  Current Bal: 14,778,000.00                        Yield             5.82                    5.87
Factor:   1.00           As of:       1/1/01               Price  96:5+    Mod. Duration    13.78                   11.38
Coupon:   5.50           Cpn. Multi.:                      -------------------------------------------------------------------
Cap:                     Floor:                                            Yield             5.81                    5.86
Last                                                       Price  96:9+     Mod. Duration   13.79                   11.38
Reset:    1/1/01         Next Reset:  1/1/01               -------------------------------------------------------------------
Delay
Days:     24             Stated Mat:
Current                                                                         ------------------------------------------
Pac:                     Original Pac:                                          Vector Name             Vector Description
S&P:                     Fitch                                                  ------------------------------------------
Moody:                   Duff:                                                  DOUG-03A15/V100         **SEE ATTACHED**
-----------------------------------------------------                           DOUG-03A15/V150         **SEE ATTACHED**
                  Coupon Formulas                                               DOUG-03A15/V200         **SEE ATTACHED**
                      Formula                                                   DOUG-03A15/V50          **SEE ATTACHED**
-----------------------------------------------------
                                                                            ---------------------------------------------------
                                                                             Security          % of Orig. Bal     Face Value
                                                                            ---------------------------------------------------
                                                                             DOUG-03A15 A5(TB)      100.00        14,778,000.00

USD
Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
      1.14  1.17  1.23  1.46  2.21  2.81  3.27  3.64  3.91  4.12
----------------------------------------------------------------
USD
Swap   8yr   9yr  10yr  11yr  12yr   13yr  14yr  15yr  20yr 30yr
      4.30  4.45  4.58  4.69  4.80   4.88  4.96  5.03  5.23 5.31




------------------------------------------------------------------------------------------------------------------
      Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                       Yield Curve: USD Swap
------------------------------------------------------------------------------------------------------------------
                                      Results
 ------------------------------------------------------------------------------------------------------------------
       Prepay                   DOUG-03A15/v100  ACPR       DOUG-03A15/v150  ACPR      DOUG-03A15/v200  ACPR
 ------------------------------------------------------------------------------------------------------------------

                 Yield                           6.54                        7.79                       9.08
 Price  95:17+   Mod. Duration                   4.22                        1.86                       1.18
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           6.51                        7.72                       8.97
 Price  95:21+   Mod. Duration                   4.22                        1.86                       1.18
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           6.48                        7.65                       8.86
 Price  95:25+   Mod. Duration                   4.23                        1.86                       1.18
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           6.45                        7.58                       8.75
 Price  95.29+   Mod. Duration                   4.23                        1.86                       1.18
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           6.42                        7.51                       8.64
 Price  96:1+    Mod. Duration                   4.23                        1.86                       1.18
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           6.39                        7.44                       8.53
 Price  96:5+    Mod. Duration                   4.23                        1.86                       1.18
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           6.36                        7.37                       8.42
 Price  96:9+    Mod. Duration                   4.23                        1.87                       1.18
 ------------------------------------------------------------------------------------------------------------------

                                         ***Vectors have been used in one or more scenarios.***
                                  ***Please see attached document for detailed scenario assumptions used***


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.




                                                             FASTrader
                                                         RAST-03A15 A6 (CB)                                            12/23/2003
 Bear Stearns & Co., Inc                                                                                                     9:13
 dcalamari                                                                                                            Page 1 of 1


---------------------------------------------------  ----------------------------------------------------------------------------
           DOUG-03A15 A6 (CB)                                   Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                                                                                 Yield Curve: USD Swap
---------------------------------------------------  ----------------------------------------------------------------------------
                                                                                                Results
                                                           ----------------------------------------------------------------------
Dated Date:      12/1/03       Pricing                           Prepay                    0% CPR    DOUG-03A15/v50  ACPR
Trade Date:      1/1/01       WAC:   00                    ----------------------------------------------------------------------
Settle Date:     12/29/03     WAM:   00
Date of 1st CF:  1/25/04      Type:                                        Yield             5.71                    5.72
Pmts Per Year:            ---------------                  Price  97:20    Mod. Duration    14.04                   13.29
Manager:                     Collateral                    ---------------------------------------------------------------------
Face:            00       ---------------                                  Yield             5.70                    5.71
Speed Assumpt.:        Cumulative Prepayment               Price  97:24    Mod. Duration    14.05                   13.30
--------------------                                       ---------------------------------------------------------------------
 Monthly Prepayment                                                        Yield             5.69                    5.70
  Date PSA  CPR                                            Price  97:28    Mod. Duration    14.06                   13.30
----------------------------------------------------       ---------------------------------------------------------------------
                  Deal Comments                                            Yield             5.68                    5.69
----------------------------------------------------       Price  98:0     Mod. Duration    14.07                   13.31
                 Tranche Details                           ---------------------------------------------------------------------
                                                                           Yield             5.67                    5.68
Des:      A6             P-Docs       A6                   Price  98:4     Mod. Duration    14.08                   13.32
Cusip:                   Description  SENIOR               ---------------------------------------------------------------------
Orig.Bal: 7,000,000.00   Current Bal: 7,000,000.00                         Yield             5.66                    5.67
Factor:   1.00           As of:       1/1/01               Price  98:8     Mod. Duration    14.09                   13.33
Coupon:   5.50           Cpn. Multi.:                      ---------------------------------------------------------------------
Cap:                     Floor:                                            Yield             5.65                    5.66
Last                                                       Price  98:12    Mod. Duration    14.10                   13.34
Reset:    1/1/01         Next Reset:  1/1/01               ---------------------------------------------------------------------
Delay
Days:     24             Stated Mat:
Current                                                                         ------------------------------------------
Pac:                     Original Pac:                                          Vector Name             Vector Description
S&P:                     Fitch                                                  ------------------------------------------
Moody:                   Duff:                                                  DOUG-03A15/V100         **SEE ATTACHED**
-----------------------------------------------------                           DOUG-03A15/V150         **SEE ATTACHED**
                  Coupon Formulas                                               DOUG-03A15/V200         **SEE ATTACHED**
                      Formula                                                   DOUG-03A15/V50          **SEE ATTACHED**
-----------------------------------------------------
                                                                            ---------------------------------------------------
                                                                             Security          % of Orig. Bal     Face Value
                                                                            ---------------------------------------------------
                                                                             DOUG-03A15 A6(CB)      100.00        7,000,000.00

USD
Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
      1.14  1.17  1.23  1.46  2.20  2.80  3.26  3.63  3.90  4.11
----------------------------------------------------------------
USD
Swap   8yr   9yr  10yr  11yr  12yr   13yr  14yr  15yr  20yr 30yr
      4.29  4.44  4.58  4.68  4.79   4.87  4.95  5.03  5.23 5.30




------------------------------------------------------------------------------------------------------------------
      Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                       Yield Curve: USD Swap
------------------------------------------------------------------------------------------------------------------
                                      Results
 ------------------------------------------------------------------------------------------------------------------
       Prepay                   DOUG-03A15/v100  ACPR       DOUG-03A15/v150  ACPR      DOUG-03A15/v200  ACPR
 ------------------------------------------------------------------------------------------------------------------

                 Yield                           5.77                        15.05                      25.29
 Price  97:20    Mod. Duration                   9.57                          .21                        .10
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.76                        14.44                      23.99
 Price  97:24    Mod. Duration                   9.57                          .21                        .10
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.75                        13.84                      22.71
 Price  97:28    Mod. Duration                   9.57                          .21                        .10
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.73                        13.23                      21.43
 Price  98:0     Mod. Duration                   9.58                          .21                        .10
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.72                        12.63                      20.16
 Price  94:4     Mod. Duration                   9.58                          .21                        .10
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.71                        12.03                      18.90
 Price  98.8     Mod. Duration                   9.59                          .21                        .10
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.69                        11.43                      17.65
 Price  98:12    Mod. Duration                   9.59                          .21                        .10
 ------------------------------------------------------------------------------------------------------------------

                                         ***Vectors have been used in one or more scenarios.***
                                  ***Please see attached document for detailed scenario assumptions used***


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.




                                                             FASTrader
                                                         RAST-03A15 A7 (L1)                                            12/23/2003
 Bear Stearns & Co., Inc                                                                                                     9:11
 dcalamari                                                                                                            Page 1 of 1


---------------------------------------------------  ----------------------------------------------------------------------------
           DOUG-03A15 A7 (L1)                                   Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                                                                                 Yield Curve: USD Swap
---------------------------------------------------  ----------------------------------------------------------------------------
                                                                                                Results
                                                           ----------------------------------------------------------------------
Dated Date:      12/1/03       Pricing                           Prepay                    0% CPR    DOUG-03A15/v50  ACPR
Trade Date:      1/1/01       WAC:   00                    ----------------------------------------------------------------------
Settle Date:     12/29/03     WAM:   00
Date of 1st CF:  1/25/04      Type:                                        Yield             5.64                    5.66
Pmts Per Year:            ---------------                  Price  98:24    Mod. Duration    11.72                    9.09
Manager:                     Collateral                    ---------------------------------------------------------------------
Face:            00       ---------------                                  Yield             5.63                    5.65
Speed Assumpt.:        Cumulative Prepayment               Price  98:28    Mod. Duration    11.72                    9.10
--------------------                                       ---------------------------------------------------------------------
 Monthly Prepayment                                                        Yield             5.62                    5.63
  Date PSA  CPR                                            Price  99:0     Mod. Duration    11.73                    9.10
----------------------------------------------------       ---------------------------------------------------------------------
                  Deal Comments                                            Yield             5.61                    5.62
----------------------------------------------------       Price  99:4     Mod. Duration    11.74                    9.11
                 Tranche Details                           ---------------------------------------------------------------------
                                                                           Yield             5.60                    5.61
Des:      A7             P-Docs       A7                   Price  99:8     Mod. Duration    11.74                    9.11
Cusip:                   Description  NAS                  ---------------------------------------------------------------------
Orig.Bal: 16,750,000.00  Current Bal: 16,750,000.00                        Yield             5.59                    5.59
Factor:   1.00           As of:       1/1/01               Price  99:12    Mod. Duration    11.75                    9.12
Coupon:   5.50           Cpn. Multi.:                      ---------------------------------------------------------------------
Cap:                     Floor:                                            Yield             5.57                    5.58
Last                                                       Price  99:16    Mod. Duration    11.76                    9.12
Reset:    1/1/01         Next Reset:  1/1/01               -----------------------------------------------------------------------
Delay
Days:     24             Stated Mat:
Current                                                                         ------------------------------------------
Pac:                     Original Pac:                                          Vector Name             Vector Description
S&P:                     Fitch                                                  ------------------------------------------
Moody:                   Duff:                                                  DOUG-03A15/V100         **SEE ATTACHED**
-----------------------------------------------------                           DOUG-03A15/V150         **SEE ATTACHED**
                  Coupon Formulas                                               DOUG-03A15/V200         **SEE ATTACHED**
                      Formula                                                   DOUG-03A15/V50          **SEE ATTACHED**
-----------------------------------------------------
                                                                            ---------------------------------------------------
                                                                             Security          % of Orig. Bal     Face Value
                                                                            ---------------------------------------------------
                                                                             DOUG-03A15 A7(L1)      100.00        16,750,000.00

USD
Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
      1.14  1.17  1.23  1.46  2.21  2.81  3.27  3.64  3.91  4.12
----------------------------------------------------------------
USD
Swap   8yr   9yr  10yr  11yr  12yr   13yr  14yr  15yr  20yr 30yr
      4.30  4.45  4.58  4.69  4.80   4.88  4.95  5.03  5.23 5.31




------------------------------------------------------------------------------------------------------------------
      Settlement Date: 12/30/2003     Valuation Date:  12/23/2003
                       Yield Curve: USD Swap
------------------------------------------------------------------------------------------------------------------
                                      Results
 ------------------------------------------------------------------------------------------------------------------
       Prepay                   DOUG-03A15/v100  ACPR       DOUG-03A15/v150  ACPR      DOUG-03A15/v200  ACPR
 ------------------------------------------------------------------------------------------------------------------

                 Yield                           5.68                        5.70                       5.75
 Price  99:24    Mod. Duration                   7.81                        6.62                       4.74
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.66                        5.68                       5.72
 Price  98:28    Mod. Duration                   7.81                        6.62                       4.74
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.64                        5.66                       5.70
 Price  99:0     Mod. Duration                   7.82                        6.62                       4.74
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.63                        5.64                       5.67
 Price  99:4     Mod. Duration                   7.82                        6.62                       4.74
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.61                        5.62                       5.64
 Price  99:8     Mod. Duration                   7.82                        6.63                       4.74
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           5.60                        5.60                       5.62
 Price  99:12    Mod. Duration                   7.83                        6.63                       4.74
 ------------------------------------------------------------------------------------------------------------------
                 Yield                           6.36                        5.58                       5.59
 Price  99:16     Mod. Duration                  4.23                        6.63                       4.74
 ------------------------------------------------------------------------------------------------------------------

                                         ***Vectors have been used in one or more scenarios.***
                                  ***Please see attached document for detailed scenario assumptions used***


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

